UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 14, 2003


                       DEVELOPED TECHNOLOGY RESOURCE, INC.
             (Exact name of registrant as specified in its charter)



        MINNESOTA                       0-21394                  41-1713474
(State of other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                    Identification Number)


                SOUTHPOINT OFFICE CENTER, 1650 WEST 82ND STREET,
                       SUITE 1040, BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

                   5223 INDUSTRIAL BOULEVARD, EDINA, MN 55439
         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     This amendment amends Form 8-K dated April 30, 2003, filed May 9, 2003. The 8-K reported the acquisition of GelStat Corp. ("GelStat") by the registrant, Developed Technology Resource, Inc. ("DTR"), and a resulting change of control of the registrant. This amendment completes the required financial statement (historical and pro forma) disclosure.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following historical financial statements of GelStat and pro forma combined financial statements of DTR and GelStat are hereby filed by this amendment to Form 8-K.

23.1 Consent of Gary Lundeen Company, PA

99.1 Audited Financial Statements of GelStat Corp. for the year ended December 31, 2002.

99.2 Unaudited Interim Financial Statements of GelStat Corp. for the Three Months ended March 31, 2003.

99.3 Unaudited Pro forma financial information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 14, 2003               DEVELOPED TECHNOLOGY RESOURCE, INC.

                                    By /s/ Stephen C. Roberts
                                       ----------------------------
                                       Stephen C. Roberts
                                       Chief Executive Officer